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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                               January 29, 2001
               Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)



       Oklahoma                     1-2572                      73-1520922
(State or other jurisdiction of   (Commission                 I.R.S. Employer
incorporation of organization)    file number)             (Identification No.)


                       100 West Fifth Street, Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip Code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          -------------

          This report updates Item 7 of the 8-K filed on April 6, 2000, and the 8-K/A filed on June 19, 2000.

          ONEOK reported the closing of its acquisition of certain natural gas gathering and processing businesses from Kinder Morgan, Inc. (KMI) which occurred on April 5, 2000, and subsequently filed audited financial statements related to the businesses acquired and the required pro forma financial information related to the transaction.

          ONEOK must comply with Rule 3-05 and Rule 11-01 of Regulation S-X of the Securities and Exchange Commission with respect to disclosure of certain financial statements of the businesses acquired or to be acquired and pro forma financial information related to the businesses acquired. Therefore, ONEOK is filing as exhibits hereto certain updated pro forma information to comply with the Securities Act of 1933.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (c)  Exhibits

               12 Included Herein - Pro Forma Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements Giving Effect to the Acquisition Discussed Herein.

               12.a Included Herein - Pro Forma Computation of Ratio of Earnings to Fixed Charges Giving Effect to the Acquisition Discussed Herein.

               99.a Included herein - Unaudited Pro Forma Combined Condensed Statements of Income
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 29th day January 2001.



                                        ONEOK, Inc.
                                        Registrant


                                        By: /s/ Jim Kneale
                                            ------------------------------------
                                            Jim Kneale
                                            Senior Vice President, Chief
                                            Financial Officer, and Treasurer
                                            (Principal Financial Officer)
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                                 EXHIBIT INDEX



Exhibit Number  Description
--------------  -----------
      12 Pro Forma Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements Giving Effect to the Acquisition Discussed Herein.

      12.a Pro Forma Computation of Ratio of Earnings to Fixed Charges Giving Effect to the Acquisition Discussed Herein.

      99.a Included herein - Unaudited Pro Forma Combined Condensed Statements of Income